                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 25, 2002
                                                         ----------------



                               THE SCOTTS COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



              OHIO                        1-13292                31-1414921
--------------------------------   --------------------   ----------------------
 (State or other jurisdiction        (Commission File          (IRS Employer
       of incorporation)                   Number)           Identification No.)



                  14111 SCOTTSLAWN ROAD, MARYSVILLE, OHIO 43014
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (937) 644-0011
                                                           --------------


                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



                          Index to Exhibits is on Page 4.


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ITEM 1.       CHANGES IN CONTROL OF REGISTRANT.

              Not Applicable.

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

              Not applicable.

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP.

              Not applicable.

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

              Not applicable.

ITEM 5.       OTHER EVENTS.

         On January 25, 2002, the registrant announced that it planned to issue $70 million of its 8.625% Senior Subordinated Notes due 2009 through a private placement to qualified institutional buyers pursuant to Rule 144A and in offshore transactions pursuant to Regulation S under the Securities Act of 1933, as amended. For additional information concerning this announcement, refer to
Exhibit 99(a) contained in this Current Report on Form 8-K.

ITEM 6.       RESIGNATIONS OF REGISTRANT'S DIRECTORS.

              Not Applicable.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a)   None required.

              (b)   None required.

              (c)   Exhibits.

                    EXHIBIT NUMBER                    DESCRIPTION
                    --------------                    -----------

                        99(a)             Press Release issued January 25, 2002

ITEM 8.       CHANGE IN FISCAL YEAR.

              Not Applicable.

ITEM 9.       REGULATION FD DISCLOSURE.

              Not Applicable.

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               THE SCOTTS COMPANY



Date:  January 30, 2002            By: /s/ David M. Aronowitz
                                       ------------------------------------
                                       David M. Aronowitz, Executive Vice
                                       President, General Counsel and Secretary



                                       3
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                                INDEX TO EXHIBITS
                                -----------------


       EXHIBIT NUMBER                                DESCRIPTION                                  PAGE NO.
       --------------                                -----------                                  --------
            99(a)                     Press Release Issued January 25, 2002                          *


  ----------------
  *Filed herewith



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